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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2007

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




              DELAWARE                   1-11871                 11-3312952
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          (State or other              (Commission            (I.R.S. Employer
            jurisdiction               File Number)          Identification No.)
         of incorporation)

507 Knight Street, Suite B                                        99352
Richland, WA
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  May 25, 2007



ITEM 7.01  REGULATION FD DISCLOSURE

         On May 25, 2007, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2007 1st Quarter earnings. Additionally, the Company announced its progress on the contracts it acquired from American Aquatics.


         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated May 25, 2007.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  May 25, 2007                         By:  /s/ James M. DeAngelis
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                                            James M. DeAngelis
                                            Senior Vice President and
                                            Director Investor Relations




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                                  EXHIBIT INDEX


         Exhibit No.
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            99.1    Press Release dated May 25, 2007 issued by Commodore Applied
                     Technologies, Inc.




















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